WESTCORE TRUST

Supplement dated August 30, 2013 to the Westcore Equity and Bond Funds Prospectus and the Summary Prospectus for the Westcore Blue Chip Dividend Fund, each dated April 30, 2013.

WESTCORE BLUE CHIP DIVIDEND FUND

The Westcore Blue Chip Dividend Fund will undergo the following two changes.

First, there will be a reduction of the Fund’s expenses after fee waivers and/or expense reimbursements. The Fund’s net expenses prior to this change were capped at 1.15%. Effective September 1, 2013, and continuing through at least April 30, 2014, the Fund’s net expenses after fee waivers and/or expense reimbursements will be capped at 0.99%.

Second, the Fund’s distribution schedule will go from an annual distribution to a quarterly distribution in order to offer shareholders a more regular income stream. The new distribution schedule will go into effect with an initial quarterly distribution at the end of September 2013.

Prospectus and Summary Prospectus

Fees and Expenses of the Fund

The Fees and Expenses of the Fund table included in the Westcore Blue Chip Dividend Fund’s Summary Prospectus and on page 14 of the Westcore Equity and Bond Fund’s prospectus is replaced with the following table in its entirety:

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.52%	0.41%
Acquired Fund Fees and Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.17%	1.06%
Fee Waiver and Expense Reimbursement(2)	(0.18)%	(0.30)%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	0.99%	0.76%

(1)

The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(2)

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for the period April 30, 2013 to August 31, 2013, and no more than 0.99% for the Fund’s Retail Class for the period September 1, 2013 until at least April 30, 2014. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example The Example table included in the Fund’s Summary Prospectus and on page 14 of the Westcore Equity and Bond Fund’s prospectus is replaced with the following table in its entirety:
	One Year	Three Years	Five Years	Ten Years
Retail Class	$106	$359	$631	$1,408
Institutional Class	$83	$312	$560	$1,270
Distributions and Taxes The Distribution Schedule included on page 66 of the Prospectus is hereby deleted and replaced in its entirety with the following:

Fund	Income Dividends	Capital Gains

Westcore Growth Fund

Westcore MIDCO Growth Fund

Westcore Select Fund

Westcore Mid-Cap Value Dividend Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Dividend Fund

Westcore Micro-Cap Opportunity Fund

Westcore International Small-Cap Fund

	Generally declared and paid annually	Declared and paid at least annually and generally in December
Westcore Blue Chip Dividend Fund	Generally declared and paid quarterly	Declared and paid at least annually and generally in December
Westcore Flexible Income Fund Westcore Plus Bond Fund Westcore Colorado Tax-Exempt Fund	Declared and paid monthly	Declared and paid at least annually and generally in December

Please retain this supplement for future reference.

WC170